SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 29, 2003

Household Auto Receivables Corporation

(Exact name of registrant as specified in its charter)

United States	333-100512	36-4220459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)

Registrant’s telephone number including area code - (847) 564-5000

(Former name or former address, if changed since last report)

Item 2.                                                             Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

Household Auto Receivables Corporation has registered the issuance of $8,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, Household Automotive Trust 2003-1 (the “Issuer”) issued $227,000,000 Class A-1 1.24% Auto Receivable Asset-Backed Notes, $296,000,000 Class A-2 1.30% Auto Receivable Asset-Backed Notes, $268,000,000 Class A-3 1.73% Auto Receivable Asset-Backed Notes and $258,000,000 Class A-4 2.22% Auto Receivable Asset-Backed Notes, (collectively, the “Notes”) on May 29, 2003 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of May 29, 2003, between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”).

The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated May 22, 2003 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits:

1.1                                 Underwriting Agreement, dated May 22, 2003, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the “Seller”), Household Automotive Finance Corporation, Household Automotive Credit Corporation and J.P. Morgan  Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1                                 Indenture, dated as of May 29, 2003, between Household Automotive Trust 2003-1 (the “Issuer”) and the Indenture Trustee.

4.2                                 Amended and Restated Trust Agreement, dated as of May 29, 2003, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3                               Master Sale and Servicing Agreement, dated as of May 29, 2003, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

4.4                                 Note Guaranty Insurance Policy, dated May 29, 2003 and delivered by Ambac Assurance Corporation (the “Insurer”).

8.1                                 Tax Opinion of Dewey Ballantine LLP.

10.1                           Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

10.2                           Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10..3                        Master Receivables Purchase Agreement, dated as of August 8, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.4                           Master Receivables Purchase Agreement, dated as of November 18, 2002, between Household Automotive Finance Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

23.1                         Consent of KPMG LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on May 23, 2003, in connection with Registration Statement No. 333-100512, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION

	By:	/s/ Steven H. Smith
Name: Steven H. Smith
Title: Vice President and Assistant Treasurer

Dated: June 13, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 22, 2003, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the “Seller”), Household Automotive Finance Corporation, Household Automotive Credit Corporation and J.P. Morgan  Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of May 29, 2003, between Household Automotive Trust 2002-3 (the “Issuer”) and the Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated as of May 29, 2003, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Master Sale and Servicing Agreement, dated as of May 29, 2003, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

4.4	Note Guaranty Insurance Policy, dated May 29, 2003 and delivered by Ambac Assurance Corporation (the “Insurer”).

8.1	Tax Opinion of Dewey Ballantine LLP.

10.1	Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

10.2	Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.3	Master Receivables Purchase Agreement, dated as of August 8, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.4	Master Receivables Purchase Agreement, dated as of November 18, 2002, between Household Automotive Finance Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

23.1

Consent of KPMG LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on May 23, 2003, in connection with Registration Statement No. 333-100512, which is incorporated by reference herein).